Exhibit 99.1
ESS Inc. Announces First Quarter 2022 Financial Results
Expanded Company Operations to European Market

WILSONVILLE, OREGON – May 12, 2022 – ESS Tech, Inc. (“ESS,” “ESS, Inc.” or the “Company”) (NYSE:GWH), a U.S. manufacturer of long-duration batteries for utility-scale and commercial energy storage applications, today announced financial results for its first quarter of 2022 ended March 31, 2022.
“Our team continued to make substantial operational strides in the first quarter. We worked through supply chain challenges and have made significant headway in our efforts to diversify our supplier partnerships and secure component supplies. With this we expect to deliver on our production schedule and remain on track to ship 40 to 50 Energy Warehouses this year. We continue to make progress ramping our manufacturing operations to increase capacity while reducing unit costs. Our second semi-automated line was delivered in the quarter and we continued to execute on our design-for-manufacturability cost reductions. Although unanticipated challenges limited our ability to recognize revenue in the quarter, we believe our efforts to manage costs while maximizing production output are paying dividends,” said Eric Dresselhuys, CEO of ESS. “I’m proud of our team for having navigated the industry-wide supply chain challenges. Our pipeline and backlog remain robust as countries around the world pull up their timeline for renewable energy generation mandates and the value proposition of our iron flow battery is stronger than ever.”
Recent Business Highlights
•Received delivery of our second semi-automated manufacturing line in the first quarter.
•On March 16, 2022, ESS announced market expansion in Europe to meet strong demand in the region for the Company’s long-duration energy storage solutions. ESS is scheduled to begin European deployment of its long-duration batteries during the second half of 2022. This market expansion includes the appointment of Alan Greenshields as Director of Europe, to oversee customer adoption and deployment of the Company’s LDES solutions. Greenshields brings over 25 years of experience to ESS in senior executive roles and has held several board-level positions at battery technology companies. .
Conference Call Details
ESS will hold a conference call on Thursday, May 12, 2022 at 5:00 p.m. EDT to discuss financial results for its first quarter 2022 ended March 31, 2022.
Interested parties may join the conference call beginning at 5:00 p.m. EDT on Thursday, May 12, 2022 via telephone by calling (844) 200-6205 in the U.S., or for international callers, by calling (646) 904-5544 and entering conference ID 675891. A telephone replay will be available until May 19, 2022, by dialing (866) 813-9403 in the U.S., or for international callers, (929) 458-6194 with conference ID 679229. A live webcast of the conference call will be available on ESS’ Investor Relations website at http://investors.essinc.com/.
A replay of the call will be available via the web at http://investors.essinc.com/.
About ESS, Inc.
ESS Inc. (NYSE: GWH) designs, builds and deploys environmentally sustainable, low-cost, iron flow batteries for long-duration commercial and utility-scale energy storage applications requiring from 4 to 12 hours of flexible energy capacity. The Energy Warehouse™ and Energy Center™ use earth-abundant iron, salt, and water for the electrolyte, resulting in an environmentally benign, long-life energy storage solution for the world’s renewable energy infrastructure. Established in 2011, ESS Inc. enables project developers, utilities, and commercial and industrial facility owners to make the transition to more flexible non-lithium-ion storage that is better suited for the grid and the environment. For more information, visit www.essinc.com.
Use of Non-GAAP Financial Measures
In this press release, the Company includes Non-GAAP Operating Expenses and Adjusted EBITDA, which are non-GAAP performance measures that the Company uses to supplement its results presented in accordance with U.S. GAAP. As required by the rules of the Securities and Exchange Commission (“SEC”), the Company has provided herein a reconciliation of the non-GAAP financial measures contained in this press release to the most directly comparable measures under GAAP. The Company’s management believes Non-GAAP Operating Expenses and Adjusted EBITDA are useful in evaluating its operating performance and are similar measures reported by publicly-listed U.S. companies, and regularly used by securities analysts, institutional investors, and other interested parties in analyzing operating performance and prospects. By providing these non-GAAP measures, the Company’s management intends to provide investors with a meaningful, consistent comparison of the Company’s profitability for the periods presented. Adjusted EBITDA is not intended to be a substitute for net income/loss or any U.S. GAAP financial measure and, as calculated, may not be comparable to other similarly titled measures of performance of other companies in other industries or within the same industry. Further, Non-GAAP Operating Expenses are not intended to be a substitute for GAAP Operating Expenses or any U.S. GAAP financial measure and, as calculated, may not be comparable to other similarly titled measures of performance of other companies in other industries or within the same industry.
The Company defines and calculates Non-GAAP Operating Expenses as GAAP Operating Expenses adjusted for stock-based compensation and other special items determined by management as they are not indicative of business operations. The Company defines and calculates Adjusted EBITDA as net loss before interest, other non-operating expense or income, (benefit) provision for income taxes, and depreciation, and further adjusted for stock-based compensation and other special items determined by management, including, but not limited to, fair value adjustments for certain financial liabilities associated with debt and equity transactions as they are not indicative of business operations.
Forward-Looking Statements
This communication contains certain forward-looking statements, including statements regarding ESS and its management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. The words “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “intends”, “may”, “might”, “plan”, “possible”, “potential”, “predict”, “project”, “should”, “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Examples of forward-looking statements include, among others, statements regarding the Company’s manufacturing plans, the Company’s order and sales pipeline, the Company’s ability to execute on orders and the Company’s ability to effectively manage costs. These forward-looking statements are based on ESS' current expectations and beliefs concerning future developments and their potential effects on ESS. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication. There can be no assurance that the future developments affecting ESS will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond ESS control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, which include, but are not limited to, continuing supply chain issues; delays, disruptions, or quality control problems in the Company’s manufacturing operations; the Company’s ability to hire, train and retain an adequate number of manufacturing employees; issues related to the shipment and installation of the Company's products; issues related to customer acceptance of the Company's products; and the Company’s need to achieve significant business growth to achieve sustained, long-term profitability. Except as required by law, ESS is not undertaking any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.
Contacts
Investors:

Erik Bylin
investors@essinc.com
Media:
Gene Hunt
Trevi Communications, Inc.
978-750-0333 x.101
gene@trevicomm.com

ESS Tech, Inc.
Consolidated Statements of Operations and Comprehensive Loss
(Unaudited, in thousands, except share and per share data)

	Three Months Ended March 31,
	2022	2021
Operating expenses
Research and development	$12,898	$5,652
Sales and marketing	1,501	512
General and administrative	7,789	2,120
Total operating expenses	22,188	8,284
Loss from operations	(22,188)	(8,284)
Other income (expense)
Interest expense, net	(29)	(57)
Gain (loss) on revaluation of warrant liabilities	15,664	(8,426)
Gain (loss) on revaluation of derivative liabilities	—	(138,141)
Gain on revaluation of earnout liabilities	840	—
Other income (expense), net	4	(10)
Total other income (expense)	16,479	(146,634)
Net loss and comprehensive loss to common stockholders	$(5,709)	$(154,918)

Net loss per share - basic and diluted	$(0.04)	$(2.51)

Weighted average shares used in per share calculation - basic and diluted	151,683,819	61,693,067

ESS Tech, Inc.
Consolidated Balance Sheets
(Unaudited, in thousands, except share data)

	March 31, 2022	December 31, 2021
ASSETS
Current assets:
Cash and cash equivalents	$212,331	$238,940
Restricted cash, current	1,167	1,217
Accounts receivable, net	2,928	517
Prepaid expenses and other current assets	4,406	4,844
Total current assets	220,832	245,518
Property and equipment, net	10,056	4,501
Operating lease right-of-use assets	4,260	—
Restricted cash, non-current	75	75
Other non-current assets	261	105
Total assets	$235,484	$250,199

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$1,745	$1,572
Accrued and other current liabilities	6,615	6,487
Operating lease liabilities, current	1,310	—
Deferred revenue	6,859	3,663
Notes payable, current	1,817	1,900
Total current liabilities	18,346	13,622
Notes payable, non-current	1,483	1,869
Operating lease liabilities, non-current	3,612	—
Earnout warrant liabilities	636	1,476
Public warrant liabilities	8,042	18,666
Private warrant liabilities	3,815	8,855
Other non-current liabilities	101	552
Total liabilities	36,035	45,040
Commitments and contingencies (Note 10)
Stockholders' equity:
Preferred stock ($0.0001 par value; 200,000,000 shares authorized, none issued and outstanding as of March 31, 2022 and December 31, 2021)	—	—
Common stock ($0.0001 par value; 2,000,000,000 shares authorized, 152,606,563 and 151,839,058 shares issued and outstanding as of March 31, 2022 and December 31, 2021, respectively)	16	16
Additional paid-in capital	745,752	745,753
Accumulated deficit	(546,319)	(540,610)
Total stockholders’ equity	199,449	205,159
Total liabilities and stockholders' equity	$235,484	$250,199

ESS Tech, Inc.
Reconciliation of GAAP to Non-GAAP Operating Expenses
Three Months Ended March 31, 2022
(Unaudited, in thousands)

Three Months Ended March 31,
2022
Research and development	$12,898
Less: stock-based compensation	(587)
Non-GAAP research and development	$12,311

Sales and marketing	$1,501
Less: stock-based compensation	(54)
Non-GAAP sales and marketing	$1,447

General and administrative	$7,789
Less: stock-based compensation	(2,119)
Non-GAAP general and administrative	$5,670

Total operating expenses	$22,188
Less: stock-based compensation	(2,760)
Non-GAAP total operating expenses	$19,428

ESS Tech, Inc.
Reconciliation of GAAP Net Loss to Adjusted EBITDA
Three Months Ended March 31, 2022
(Unaudited, in thousands)

Three Months Ended March 31,
2022
Net loss	$(5,709)
Interest expense, net	29
Stock-based compensation	2,760
Depreciation	196
Gain on revaluation of warrant liabilities	(15,664)
Gain on revaluation of earnout liabilities	(840)
Other income (expense), net	(4)
Adjusted EBITDA	$(19,232)